Accounts receivables, net of provision for doubtful accounts (Tables)	12 Months Ended
Dec. 31, 2017
Accounts Receivables Net Of Provision For Doubtful Accounts
Schedule of receivables

Receivables as of December 31, 2017 and 2016 are as follows:

	December 31, 2017	December 31, 2016
Trade	$190,501	$206,229
Indirect tax credits (1)	250,663	184,114
Manufacturer credits	16,426	13,216
Employee advances (2)	6,213	5,138
Other	30,169	10,475

	$493,972	$419,172
Less provision for doubtful accounts	(13,180)	(13,256)

Total	$480,792	$405,916

Net current	340,376	313,868
Net non–current	140,416	92,048

Total	$480,792	$405,916

(1)	Corresponds mainly to: tax credit of income tax, VAT, withholding tax credits and advances of ICA, advances and prepayments income of CREE and advance payments of departure rates.
(2)	Employee advances mainly relate to per diem allowances provided to crew prior to traveling.
(3)	The increase is mainly due to the recording of the account receivable from the National Tax and Customs Administration, as a result of the financial interests not received for a payment in excess of the equity tax. In addition, a Rolls Royce bill was generated as compensation for claiming damages related to operational interruptions.

Schedule of allowance for doubtful accounts

Changes during the year in the allowance for doubtful accounts are as follows:

	December 31, 2017	December 31, 2016

Balance at beginning of year	$13,256	$13,314
Bad debt expense	4,363	2,966
Write–off against the allowance	(4,439)	(3,024)

Balance at end of year	$13,180	$13,256

Schedule of accounts receivables

The aging of accounts receivables at the end of the reporting period that were not impaired is as follows:

	December 31, 2017	December 31, 2016

Neither past due nor impaired	$200,143	$184,007
Past due 1–30 days	43,789	27,265
Past due 31–90 days	27,629	30,066
Past due 91 days	222,411	177,834

Total	$493,972	$419,172
Provision for doubtful accounts	(13,180)	(13,256)

Net accounts receivable	$480,792	$405,916